UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 16, 2013
(Date of earliest event reported)

VIRGINIA NATIONAL BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	To be assigned	46-2331578
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

404 People Place
Charlottesville, Virginia 22911
(Address of principal executive offices) (Zip Code)

(434) 817-8621
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Registration of Securities Under the Securities Exchange Act of 1934

     On December 16, 2013, Virginia National Bankshares Corporation, a Virginia corporation (the “Company”), became the holding company for Virginia National Bank, a federally chartered national bank (the “Bank”), pursuant to the Reorganization Agreement and Plan of Share Exchange, dated as of March 6, 2013 (the “Agreement”), between the Bank and the Company. The shareholders of the Bank approved the Agreement on June 19, 2013. Pursuant to the Agreement, the outstanding shares of common stock, par value $2.50 per share, of the Bank were exchanged on a one-for-one basis for, common stock, par value $2.50 per share, of the Company (the “Reorganization”). Accordingly, the Bank became a wholly owned subsidiary of the Company and the shareholders of the Bank became shareholders of the Company. The Company issued 2,690,320 shares of its common stock as a result of the Reorganization. No additional shares of the Company’s common stock were offered or sold in connection with the Reorganization.

     As a result of the Reorganization, the Company became the successor issuer to the Bank pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prior to the Reorganization, the Bank was subject to the informational reporting requirements of the Exchange Act and, in accordance with Section 12(i) thereof, was required to file reports, proxy statements and other information with the Office of Comptroller of the Currency (the “OCC”). Such reports and other information filed by the Bank with the OCC may be inspected and copied at the public reference facilities, at 400 7th Street, SW, Washington, D.C. 20219. The last periodic report the Bank filed with the OCC was its Quarterly Report on Form 10-Q for the period ended September 30, 2013.

     This Form 8-K is being filed by the Company as the initial report of the Company to the Securities and Exchange Commission (the “Commission”) and as notice that the Company is the successor issuer to the Bank under Rule 12g-3 promulgated under the Exchange Act. As a result, the Company’s common stock is deemed to be registered under Section 12(g) of the Exchange Act, and the Company is thereby subject to the informational reporting requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports, proxy statements and other information with the Commission. The first periodic report to be filed by the Company with the Commission will be its Annual Report on Form 10-K for the year ended December 31, 2013.

Description of Capital Stock

     The following summary description of the capital stock of the Company is qualified in its entirety by reference to applicable provisions of Virginia law and the Company’s Articles of Incorporation, as amended and restated (the “Articles”), and Bylaws (the “Bylaws”), copies of which are attached as exhibits to this report and hereby incorporated by reference into this Item 8.01.

General

     The Articles authorize the issuance of 10,000,000 shares of common stock, par value $2.50 per share, and 2,000,000 shares of preferred stock, par value $2.50 per share. On December 16, 2013, the effective date of the Reorganization, there were 2,690,320 shares of the Company’s common stock issued and outstanding and no shares of the Company’s preferred stock outstanding. All of the Company’s issued and outstanding shares are fully paid and non-assessable.

Common Stock

     Voting Rights. Under the Virginia Stock Corporation Act (the “Virginia SCA”) and the Company’s Articles, each holder of common stock is entitled to one vote for each share held on all matters submitted to a vote of shareholders. The holders of shares of common stock do not possess cumulative voting rights in the election of directors. Any issuance by the Company of preferred stock with voting rights may affect the voting rights of the holders of common stock.

     Dividends. Holders of Company common stock will be entitled to receive and share equally in such dividends as the board of directors of the Company may declare out of funds legally available for such payments. If the Company issues preferred stock, holders of such stock may have a priority over holders of common stock with respect to the payment of dividends. The Company’s ability to pay dividends is limited by restrictions imposed by the Virginia SCA on Virginia corporations. In general, dividends paid by a Virginia corporation may be paid only if, after giving effect to the distribution, (i) the corporation is still able to pay its debts as they become due in the usual course of business, or (ii) the corporation’s total assets are greater than or equal to the sum of its total liabilities plus (unless the corporation’s articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights, upon the dissolution, of shareholders whose preferential rights are superior to those receiving the distribution. In addition, as a bank holding company, the Company’s ability to pay dividends is limited by applicable policies of the Board of Governors of the Federal Reserve System.

     The ability of the Company to pay dividends on its capital stock is also dependent on the dividends it may receive from the Bank. The ability of the Bank to pay dividends on its capital stock is restricted by applicable federal laws and regulations governing national banks. Although the Company is not subject to these restrictions as a Virginia corporation, such restrictions will indirectly affect the Company in the same manner because dividends received from the Bank will be the Company’s primary source of funds for the payment of dividends to its shareholders.

     Liquidation or Dissolution. In the event of a liquidation or dissolution of the Company, holders of Company common stock will be entitled to receive, after payment or provision for payment of all debts and liabilities of the Company, all assets of the Company available for distribution. If the Company issues preferred stock, holders of such stock may have a senior interest over holders of common stock in such a distribution.

     No Preemptive Rights. Holders of shares of Company common stock do not have preemptive rights to subscribe for additional shares of Company securities.

Preferred Stock

     The Articles permit the Company to issue up to 2,000,000 shares of preferred stock in one or more series. The Company’s board of directors is authorized to fix the number and designation of shares, rate of dividends, redemption terms (including purchase and sinking fund provisions), conversion rights, liquidation amounts, voting rights, and any other lawful rights, preferences and limitations of each such series. Preferred stock issued by the Company may rank prior to Company common stock as to dividend rights, liquidation preferences, or both, may have full or limited voting rights (including multiple voting rights and voting rights as a class), and may be convertible into shares of Company common stock.

Directors

     The Company’s board of directors is not divided into classes and directors serve one-year terms. The Bylaws state that there shall be at least five and no more than 25 individuals serving on the Company’s board of directors, the exact number to be fixed and determined from time to time by resolution of a majority of the full board of directors. Subject to the rights of the holders of any series of preferred stock then outstanding, any director of the Company may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares entitled to vote on such matter.

Supermajority Voting Provisions for Certain Actions

     The Articles provide that a merger, statutory share exchange, sale or other disposition of all or substantially all of the Company’s assets otherwise than in the ordinary course of business, dissolution, or any amendment or restatement of the Articles that requires a vote of Company shareholders, shall be approved by a majority of the votes entitled to be cast by each voting group that is entitled to vote on the matter, provided that the transaction, amendment or restatement has been approved and recommended by at least two-thirds of the directors in office at the time of such approval and recommendation. If the transaction, amendment or restatement is not approved and recommended by at least two-thirds of the directors, then it must be approved by the vote of more than two-thirds of all the votes entitled to be cast on such matter by each voting group entitled to vote on the matter.

Virginia Anti-takeover Statutes

     The Virginia SCA contains two anti-takeover statutes, the Affiliated Transactions Statute and the Control Share Acquisitions Statute. These statutes are summarized below.

     Affiliated Transactions. The Affiliated Transaction Statute of the Virginia SCA contains provisions governing “affiliated transactions.” These include various transactions such as mergers, share exchanges, sales, leases, or other dispositions of material assets, issuances of securities, dissolutions, and similar transactions with an “interested shareholder.” An interested shareholder is generally the beneficial owner of more than 10% of any class of a corporation’s outstanding voting shares. During the three years following the date a shareholder becomes an interested shareholder, any affiliated transaction with the interested shareholder must be approved by both a majority of the “disinterested directors” (those directors who were directors before the interested shareholder became an interested shareholder or who were recommended for election by a majority of disinterested directors) and by the affirmative vote of the holders of two-thirds of the corporation’s voting shares other than shares beneficially owned by the interested shareholder. These requirements do not apply to affiliated transactions if, among other things, a majority of the disinterested directors approve the interested shareholder’s acquisition of voting shares making such a person an interested shareholder before such acquisition. Beginning three years after the shareholder becomes an interested shareholder, the corporation may engage in an affiliated transaction with the interested shareholder if:

  the transaction is approved by the holders of two-thirds of the corporation’s voting shares, other than shares beneficially owned by the interested shareholder;

  the affiliated transaction has been approved by a majority of the disinterested directors; or

  subject to certain additional requirements, in the affiliated transaction the holders of each class or series of voting shares will receive consideration meeting specified fair price and other requirements designed to ensure that all shareholders receive fair and equivalent consideration, regardless of when they tendered their shares.

     Control Share Acquisitions Statute. Under the Virginia SCA’s Control Share Acquisitions Statute, voting rights of shares of stock of a Virginia corporation acquired by an acquiring person or other entity at ownership levels of 20%, 33 1/3%, and 50% of the outstanding shares may, under certain circumstances, be denied. The voting rights may be denied:

  unless conferred by a special shareholder vote of a majority of the outstanding shares entitled to vote for directors, other than shares held by the acquiring person and officers and directors of the corporation; or

  among other exceptions, such acquisition of shares is made pursuant to a merger agreement with the corporation or the corporation’s Articles of Incorporation or Bylaws permit the acquisition of such shares before the acquiring person’s acquisition thereof.

     If authorized in the corporation’s Articles of Incorporation or Bylaws, the statute also permits the corporation to redeem the acquired shares at the average per share price paid for them if the voting rights are not approved or if the acquiring person does not file a “control share acquisition statement” with the corporation within 60 days of the last acquisition of such shares. If voting rights are approved for control shares comprising more than 50% of the corporation’s outstanding stock, objecting shareholders may have the right to have their shares repurchased by the corporation for “fair value.”

     The provisions of the Affiliated Transactions Statute and the Control Share Acquisition Statute are only applicable to public corporations that have more than 300 shareholders. Corporations may provide in their articles of incorporation or bylaws to opt-out of the Control Share Acquisitions Statute, however the Company has not done so.

Limitation of Liability of Directors and Officers

     The Virginia SCA provides that in any proceeding brought by or in the right of a corporation or brought by or on behalf of shareholders of the corporation, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct may not exceed the lesser of (i) the monetary amount, including the elimination of liability, specified in the corporation’s articles of incorporation or, if approved by the shareholders, in the corporation’s bylaws as a limitation on or elimination of the liability of the officer or director, or (ii) the greater of (a) $100,000 or (b) the amount of cash compensation received by the officer or director from the corporation during the twelve months immediately preceding the act or omission for which liability was imposed. The liability of an officer or director is not limited under the Virginia SCA or a corporation’s articles of incorporation and bylaws if the officer or director engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law.

     The Articles provide that to the fullest extent that the Virginia SCA permits the limitation or elimination of the liability of directors or officers, a director or officer of the Company is not liable to the Company or its shareholders for monetary damages.

Indemnification

     The Articles provide that to the fullest extent permitted by the Virginia SCA and any other applicable law, the Company is required to indemnify a director or officer of the Company who is or was a party to any proceeding by reason of the fact that he or she is or was such a director or officer or is or was serving at the request of or on behalf of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Company’s board of directors is empowered, by majority vote of a quorum of disinterested directors, to contract in advance to indemnify any director or officer as set forth above.

Item 9.01. Financial Statements and Exhibits.

          (d) Exhibits

               The following exhibits are filed herewith:

Exhibit No.	Description
2.0	Reorganization Agreement and Plan of Share Exchange, dated as of March 6, 2013, between Virginia National Bank and Virginia National Bankshares Corporation.

3.1	Articles of Incorporation of Virginia National Bankshares Corporation, as amended and restated.

3.2	Bylaws of Virginia National Bankshares Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

By:	/s/ Glenn W. Rust
Glenn W. Rust
President and Chief Executive Officer

Dated: December 16, 2013

EXHIBIT INDEX

Exhibit No.	Description
2.0	Reorganization Agreement and Plan of Share Exchange, dated as of March 6, 2013, between Virginia National Bank and Virginia National Bankshares Corporation.

3.1	Articles of Incorporation of Virginia National Bankshares Corporation, as amended and restated.

3.2	Bylaws of Virginia National Bankshares Corporation.